Exhibit 32.1

MODIVCARE INC.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ModivCare Inc. ("ModivCare" or the "Company") does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended September 30, 2021 (the “Report”) that, to the best of such officer’s knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 4, 2021	/s/ Daniel E. Greenleaf
Daniel E. Greenleaf Chief Executive Officer (Principal Executive Officer)